Exhibit 10.5

                        MediaComm Broadcast Systems, Inc.

                              Employment Agreement
                                                          925 W. Kenyon Ave. #15
                                                       Englewood, Colorado 80110


     This Agreement is made on December 01, 1998, by and between MediaComm Broadcast Systems, Inc. (hereinafter "Company"), and Don E.Montague
(hereinafter "Employee").

I. Employee Responsibility:
   -----------------------
     A. Employee is responsible for carrying out the duties as President of MediaComm Broadcasting Systems, Inc.

II. Compensation:
    -------------
     A. Employee will receive a no salary for the first eighteen months of service for MediaComm Broadcasting Systems, Inc.

III. Termination:
     ------------

     A.   Compensation upon termination:

          1).  Voluntary termination (Employee resignation):
               Salary will be paid to Employee up to and including the last day on employment.
          2).  Involuntary termination (Employee fired by the Company):
               Salary will be paid to Employee up to and including the last day of employment.
     B. Company Property:
               Upon termination all company materials and property will be returned by Employee to Company.
     C. Company Clientele:
               Employee agrees that, if terminated (voluntarily or involuntarily), Employee will not, for a period of three months, call upon any client of the Company.

In witness whereof, the parties below have executed this Agreement in Denver, Colorado, on this date indicated above.


Contractor

/s/  Don E. Montague                                12-1-98
-----------------------------------              -------------------------------
Signature                                        Date


MediaComm Broadcasting Systems, Inc.


/s/  Don E. Montague                               12-1-98
-----------------------------------              -------------------------------
Don E. Montague                                  Date
President